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                                  Exhibit 23.3







INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-49029 of Osage Systems Group, Inc. on Form SB-2 of our report dated March 24, 1997. We understand that certain presentations have been restated for purposes of this Registration Statement to be consistent with successor auditors' presentation.


We also consent to the reference to us under the heading "Experts" appearing in such prospectus.

PEARCE, GRAY & RUDD
Mesa, Arizona


May 11, 1998